UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒          Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12.

BOATATOPIA
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)          Title of each class of securities to which transaction applies:

(2)          Aggregate number of securities to which transaction applies:

(3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):  N/A

(4)          Proposed maximum aggregate value of transaction:

(5)          Total fee paid:

☐           Fee paid previously with preliminary materials.

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

_____________________________________________

(2)           Form, Schedule or Registration Statement No.:

_____________________________________________

(3)           Filing Party:

_____________________________________________

(4)           Date Filed:

_____________________________________________

Boatatopia
2514 Via de Pallon Circle
Henderson, Nevada 89074
(702) 866-5835

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on March 17, 2009

Dear Boatatopia Stockholders:

You are cordially invited to attend the Annual meeting of Stockholders of Boatatopia, a Nevada corporation, (“BTTA”) to be held on March 17, 2009, at 11:00 a.m., local time, at 402 W Broadway, Suite 690, San Diego, California. At the Annual meeting, you will be asked to consider and vote on the following proposals:

1.	To reaffirm the Board of Directors for Boatatopia to hold office until the next annual Stockholders’ meeting, (current nominations are Stephen N Causey);

2.	To reaffirm the appointment of Lawrence Scharfman & Co., CPA, P.C. as the Company’s independent auditors for the next year;

3.	To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

The Board of Directors has specified March 6, 2009, at the close of business, as the record date for the purpose of determining the Stockholders who are entitled to receive notice of and to vote at the Annual meeting. A list of the Stockholders entitled to vote at the Annual meeting will be available for examination by any Stockholder at the Annual meeting. For ten days prior to the Annual meeting, this Stockholder list will also be available for inspection by Stockholders at the office of our legal counsel, Stoecklein Law Group, located at 402 W Broadway, Suite 690, San Diego, California, during ordinary business hours.

Please read the proxy statement and other materials concerning Boatatopia, which are mailed with this notice, for a more complete statement regarding the Proposals to be acted upon at the Annual meeting.

Whether or not you plan to attend the Annual meeting, please take the time to vote on the Proposals submitted by completing and mailing the enclosed proxy to us. Please sign, date and mail your proxy indicating how you wish to vote. If you fail to return your proxy, the effect will be a vote against the Proposals.

Sincerely,

/s/ Stephen N. Causey
                      Stephen N. Causey
 PRESIDENT

The Proposals voted upon have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”) or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Proposals or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

This proxy statement is dated March 6, 2009, and is first being mailed to Boatatopia Stockholders on or about March 6, 2009 to Stockholders of record as of March 6, 2009.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK

BOATATOPIA
2514 Via de Pallon Circle
Henderson, Nevada 89074
(702) 866-5835

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON March 17, 2009

Dear Boatatopia Stockholder:

We will hold the Annual Meeting of Stockholders of Boatatopia on March 17, 2009, at 11:00 a.m., local time, at 402 W Broadway, Suite 690, San Diego, California, for the following purposes:

1.	To reaffirm the Board of Directors for Boatatopia to hold office until the next annual Stockholders’ meeting, (current nominations are Stephen N Causey);

2.	To reaffirm the appointment of Lawrence Scharfman & Co., CPA, P.C. as the Company’s independent auditors for the next year;

3.	To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

The Board of Directors has determined that the Proposals are fair to, and in the best interests of, the Boatatopia Stockholders and unanimously recommends that you vote “FOR” the Proposals.

Only Boatatopia Stockholders of record at the close of business on March 6, 2009 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the Stockholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

The information contained in this letter is only a summary of the actions to be voted on at the Annual Meeting and is not meant to be complete and exhaustive. You are encouraged to read the attached proxy statement, including its exhibits, in its entirety for further information regarding the proposals.

YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING

PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED “FOR” THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

By Order of the Board of Directors

/s/ Stephen N. Causey
Stephen N. Causey
PRESIDENT

2514 Via De Pallon Circle
Henderson, NV 89074
March 6, 2009

THE ANNUAL MEETING

Time, Place and Date

We are furnishing this proxy statement to Boatatopia Stockholders in connection with the solicitation of proxies by the Boatatopia Board of Directors for use at the Annual meeting of Stockholders of Boatatopia to be held on March 17, 2009, at 11:00 a.m., local time, at 402 W Broadway, Suite 690, San Diego, California, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Stockholders.

Purpose of the Meeting

At the Annual Meeting, holders of Boatatopia common stock of record as of the close of business on March 6, 2009 will be eligible to vote upon the following proposals:

PROPOSAL 1.                                Election of Directors:

Our Stockholders elect the members of the Board of Directors annually. Current nominations are for Stephen N. Causey. The election of our directors requires a plurality of the votes cast in person or by proxy at the meeting. The nominee has consented to his nomination to the Board of Directors, and will serve if elected. However, if any nominee should become unavailable for election, the accompanying proxy will be voted for the election of our current directors as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled by the director.  The Company has no reason to believe that Mr. Causey will be unavailable.

The following information is provided regarding the nominees for election to the Board of Directors.

Stephen N. Causey age 61 is currently the President, Secretary/Treasurer, Director and founder of Boatatopia from January 16, 2007 to present.  Mr. Causey has owned boats throughout his working career and is the founder of Boatatopia, combining both his boating experience and advertising and marketing experience. Mr. Causey holds a B.A. in English from Arizona State University. Primary responsibilities were new ventures and company growth.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF STEPHEN N. CAUSEY.

AUDIT COMMITTEE AND FINANCIAL EXPERT

We do not have an Audit Committee; our directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations, we believe the services of a financial expert are not warranted.

NOMINATING COMMITTEE

We do not have a Nominating Committee or Nominating Committee Charter. Our Board of Directors performs some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company with limited operations and resources.

The Company does not have a standing Nominating Committee and has not adopted a charter for the nominations function.

Director Nomination Procedures

Generally, nominees for director are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the Board considers the following criteria:

1.
whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

2.
whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company’s current or future business, will add specific value as a Board member; and

4.	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During 2008, the Company received no recommendation for directors from any of its non-officer/director stockholders.

We will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for the Company’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to the Company’s counsel at the following address:  402 W Broadway, Suite 690, San Diego, California, 92010.

STOCKHOLDER COMMUNICATIONS

Any stockholder communications to the Board should be forwarded to the attention of our Securities Counsel’s offices at 402 W Broadway, Suite 690, San Diego, California, 92101. Our Counsel will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, or other individual directors as appropriate.

CODE OF ETHICS

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
(3)	Compliance with applicable governmental laws, rules and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

We have not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Our decision to not adopt such a code of ethics results from our having only one officer and one director operating as the management for the Company. We believe that the limited interaction which occurs having such a small management structure for the Company eliminates the current need for such a code, in that violations of such a code would be reported to the party generating the violation.

CURRENT OFFICERS AND DIRECTORS

The members of our Board of Directors serve for one year terms and are elected at the next annual meeting of stockholders, or until their successors have been elected.  The officers serve at the pleasure of the Board of Directors.

Information as to our current directors and executive officers is as follows:

Name	Age	Title

Stephen N. Causey	61	President, Director, Secretary, Treasurer

Duties, Responsibilities and Experience

Stephen N. Causey age 61 is currently the President, Secretary/Treasurer, Director and founder of Boatatopia from January 16, 2007 to present.  Mr. Causey has owned boats throughout his working career and is the founder of Boatatopia, combining both his boating experience and advertising and marketing experience. Mr. Causey holds a B.A. in English from Arizona State University. Primary responsibilities were new ventures and company growth.

Executive officers are to be elected by the Board of Directors of Boatatopia at its Meeting of Directors held immediately following the Annual Meeting of Stockholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

Board of Directors’ Meetings

The Board of Directors of Boatatopia met one time during the fiscal year ended December 31, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that as of the date of this filing they were all current in their filings.

EXECUTIVE COMPENSATION

The following sets forth for fiscal 2007 the compensation, in compliance with the reporting requirements of the SEC, for our Principal Executive Officer and for each of our two most highly compensated executives other than our Principal Executive Officer during fiscal 2007.

Summary Compensation

Mr. Causey, our Principal Executive Officer (PEO) has not received any compensation, including plan or non-plan compensation, nor has our PEO earned any compensation as of the date of this Prospectus.

Employment Agreements

There are currently no employment agreements with Mr. Causey in place.

Report of Compensation Committee

We currently do not have a compensation committee of the Board of Directors.  Until a formal committee is established, our entire Board of Directors will review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation.

Board of Directors Report on Executive Compensation

The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation.  The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company’s behalf.

Option Grants in Last Fiscal Year

No stock options were granted during fiscal year 2008.

Security Ownership of Certain Beneficial Owners and Management

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on March 6, 2009 relating to the beneficial ownership of our common stock by those persons known to beneficially own more than 5% of our capital stock and by our directors and executive officers. The percentage of beneficial ownership for the following table is based on 14,000,000 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management
Name of Beneficial Owner (1)	Number of Shares (2)	Percent Beneficially Owned (3)
Stephen N. Causey, President & Director 2514 Via de Pallon Circle Henderson, NV 89074	7,500,000	54%
All Directors & Officers as a Group	7,500,000	54%

(1)
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security).

(2)	Adjusted for 10:1 forward split.
(3)	Rounded to the nearest whole percentage.

Security Ownership of Certain Beneficial Owners
Name of Beneficial Owner (1)	Number of Shares (2)	Percent of Class (3)
Jane Stoecklein 205 B 60th Street Virginia Beach, VA 23451	1,000,000	7%
Stoecklein Law Group 402 W Broadway, Suite 690 San Diego, CA 92101	1,000,000	7%
Beneficial Owners as a Group	2,000,000	14%

(1)
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security).

(2)	Adjusted for 10:1 forward split.
(3)	Rounded to the nearest whole percentage.

PROPOSAL 2.              Reaffirm the appointment of Lawrence Scharfman & Co., CPA, P.C. as the Company’s independent auditors for the next year:

Our Board of Directors has selected Lawrence Scharfman & Co., CPA, P.C. as our independent auditors for the current fiscal year, and the Board is asking stockholders to ratify that selection. Although current law, rules, and regulations require our independent auditor to be engaged, retained, and supervised by the Board of Directors in the absence of an audit committee, our Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Lawrence Scharfman & Co., CPA, P.C. for ratification by stockholders as a matter of good corporate practice.

The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the ratification of the selection of Lawrence Scharfman & Co., CPA, P.C.. as our independent auditor for the current fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

INDEPENDENT AUDITORS

       Lawrence Scharfman & Co., CPA, P.C served as the Company’s principal independent public auditors for fiscal year 2007.  Representatives from that firm will not be present at the meeting of stockholders. Therefore, they will not be making a statement and will not be available to respond to any questions.

       Aggregate fees billed to the Company for the years ended December 31, 2007 Lawrence Scharfman & Co.  were as follows:

(1) AUDIT FEES

            The aggregate fees billed for professional services rendered by Lawrence Scharfman & Co., for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2007 were $2,500.00.

(2) AUDIT-RELATED FEES

The aggregate fees billed by Lawrence Scharfman for professional services rendered for audit-related fees for fiscal year 2007 was $3,000.

(3) TAX FEES

The aggregate fees to be billed by Lawrence Scharfman for professional services to be rendered for tax fees for fiscal year 2007 was $0.

(4) ALL OTHER FEES

There were no other fees to be billed by Lawrence Scharfman for the fiscal year 2007 other than the fees described above.

(5) AUDIT COMMITTEE POLICIES AND PROCEDURES

            We do not have an audit committee.

(6) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

           Not applicable.

PROPOSAL 3.                                Transaction of other business:

The Company may transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof, however, as of the date of this filing, the Board of Directors knows of no matters, other than those outlined above, that will be presented for action at the Annual Meeting.

Record Date and Voting at the Annual Meeting

The Board of Directors has fixed the close of business on March 6, 2009 as the record date for the determination of the Stockholders entitled to notice of, and to vote at, the Annual meeting and any adjournments and postponements of the Annual meeting. On that day, there were 14,000,000 shares of Boatatopia common stock outstanding, held by approximately 52 Stockholders of record. Holders of Boatatopia common stock are entitled to one vote per share.

A majority of the issued and outstanding shares of Boatatopia common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual meeting. If a quorum is not present, the Annual meeting may be adjourned from time to time, until a quorum is present. Abstentions are counted as present for purposes of determining the presence of a quorum at the Annual meeting for the transaction of business.

Voting Procedures

Tabulation of Votes.    Votes cast by proxy or in person at the meeting will be tabulated by an election inspector to be designated at the time of the annual meeting by the Board of Directors.

Effect of an Abstention and Broker Non-Votes.    A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals.

Solicitation and Proxy Solicitors

Boatatopia will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Boatatopia will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Boatatopia common stock. Boatatopia Stockholder proxies may be solicited by directors, officers and employees of Boatatopia, primarily through the mailing of the proxy statement.

Revocation and Use of Proxies

The enclosed proxy is solicited on behalf of the Boatatopia Board of Directors. A Stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Boatatopia before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to Boatatopia before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of our Securities Counsel, Stoecklein Law Group, at 402 W Broadway, Suite 690, San Diego, California 92101. Attendance at the Annual Meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

Subject to proper revocation, all shares of Boatatopia common stock represented at the Annual meeting by properly executed proxies received by Boatatopia will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted “FOR” approval of the Proposals.

Adjournments or Postponements

Although it is not expected, the Annual Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual Meeting may be made without notice, other than by an announcement made at the Annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual Meeting, whether or not a quorum exists.  Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow Boatatopia Stockholders who have already sent in their proxies to revoke them at any time prior to their use.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Qualified Stockholders who want to have proposals presented at the next annual meeting must deliver them to the Company by December 31, 2009, in order to be considered for inclusion in next year’s proxy statement and proxy.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not intend to bring any other business before the Annual Meeting of Boatatopia Stockholders and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the notice of Annual Meeting. However, as to any other business that may properly come before the Annual Meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the Board of Directors.

EXPENSES OF PROXY SOLICITATION

The principal solicitation of proxies will be made by mail. Expense of distributing this Proxy Statement to Stockholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Boatatopia

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports and other information with the SEC that can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0405. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available through the SEC’s Electronic Data

Gathering Analysis and Retrieval System which is publicly available through the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the public reference section of the SEC at 100 F Street, N.E., Room 1850, Washington, D.C. 20549-0405 at prescribed rates.

Stockholders may obtain documents by requesting them in writing from Boatatopia at the following address: 402 W Broadway, Suite 690, San Diego, California, 92101 or by telephone care of Stoecklein Law Group at (619) 704-1310.

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 6, 2009. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

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BOATATOPIA
PROXY

Annual Meeting of Stockholders
March 17, 2009

The undersigned appoints The Board of Directors of Boatatopia with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of Stockholders of Boatatopia, to be held March 17, 2009, beginning at 11:00 a.m., local time, at 402 W Broadway, Suite 690, San Diego, California and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated March 6, 2009, a copy of which has been received by the undersigned, as follows:

1.           Vote           ☐                                                      Withhold Vote                                ☐

for the election of the following nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify:

Stephen N. Causey

Please indicate the names of those for whom you are withholding your vote:

___________________________________________________________________________

2.           Vote           ☐                                                      Withhold Vote                                ☐

for the reaffirmation of Lawrence Scharfman & Co. as auditors for the next year.

3.           In there discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE.  IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2009                                                                                                                                          Number of Shares_____________________________

Please sign exactly as
your name appears on
your stock certificate(s).                                                               _______________________________________________________
If your stock is issued in                                                                Signature
the names of two or more                                                              Print Name Here:________________________________________
persons, all of them must
sign this proxy.  If signing                                                              _______________________________________________________
in representative capacity,                                                             Signature
please indicate your title.                                                                Print Name Here:_________________________________________

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO March 17, 2009.

Mail or Fax To:
Boatatopia
c/o Stoecklein Law Group
402 W. Broadway, Suite 690
San Diego, CA 92101
(619) 704-0556 (fax)